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                                   EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-52526, 33-52528, 33-92208 and 33-92184 of Starbucks Corporation on Forms
S-8 and Registration Statement No. 333-58725 of Starbucks Corporation on Form S-3 of our report dated June 8, 1998 appearing in this Current Report on Form 8-K of Starbucks Corporation.


DELOITTE & TOUCHE LLP

Seattle, Washington
July 7, 1998